                                                                   Exhibit 10.16

                               LANDLORD'S WAIVER



          WHEREAS, ARMCO, INC., ("Landlord"), is the owner of certain real estate located at 600 Mayer Road, Bridgeville, PA 15107 (the "Premises"), which Premises are presently leased to UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC. (the tenant under such lease and referred to hereinafter as the "Tenant"), pursuant to a lease dated as of August 15, 1994 (said lease, together with all amendments, extensions, renewals, substitutions and replacements thereof or thereto, the "Lease"); and

  WHEREAS, PNC Bank, National Association (together with its successors and assigns, the "Bank") has agreed to make certain credit facilities available to the Tenant pursuant to that certain Second Amended and Restated Credit Agreement dated as of January 30, 1998 by and between the Tenant and the Bank (the Second Amended and Restated Credit Agreement, together with all exhibits, schedules, amendments, extensions, renewals, substitutions and replacements thereto and thereof is hereinafter referred to as the "Credit Agreement") and in connection therewith, the Tenant is required to grant liens and security interests to the Bank in all of its tangible and intangible property, including but not limited to all of its general intangibles, goods, chattel paper, documents, instruments, accounts, equipment, fixtures and inventory, and all additions, replacements, improvements and renewals thereto, and all accessions, parts, accessories and appurtenances related thereto, and all products and proceeds thereof (collectively the "Collateral"); and

  WHEREAS, the Bank is willing to extend credit to the Tenant only if the Landlord subordinates and waives as to the Bank any statutory or contractual lien the Landlord may now have or hereafter acquire with respect to said Collateral.

  NOW, THEREFORE, in consideration of the premises (each of which is incorporated herein by reference) and the mutual promises contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and with the intent to be legally bound hereby, the Landlord agrees as follows:

  1. The Landlord agrees that any and all liens (both statutory and contractual), arising under or by virtue of the Lease, including, but not limited to, the right to levy, distrain, sue, execute or sell for unpaid rent, which the Landlord now has or may hereafter acquire on, in or with respect to any or all of the Collateral shall be subordinate and inferior to the liens and security interests in or with respect to any or all of the Collateral in favor of the Bank. Until the Bank shall be paid in full for the monies owed it by the Tenant and the Credit Agreement terminated, the Landlord hereby waives any right the Landlord might otherwise have to subrogation to the right of the Bank or to the marshalling of the Tenant's assets.

  2. The Landlord agrees that all Collateral now or hereafter pledged to the Bank or in which the Bank has or is granted a lien or security interest shall, at all times, be


                                   EXHIBIT G
                                   ---------
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considered to be personal property and shall not constitute fixtures or become a part of the Premises, so long as any monies are owing to the Bank by the Tenant.

  3. The Landlord agrees that the Bank, through its authorized agents or representatives, upon the occurrence of an Event of Default under the Credit Agreement, may enter upon the Premises, and any other premises of the Landlord where any of the Collateral may be found, at any time and from time to time, for purposes of removing any or all of the Collateral and/or conducting on the Premises a sale or sales of any or all of the Collateral, and the Bank shall have no obligation to the Landlord except the obligation to pay to the Landlord a rental for the Premises at a rate per month set forth in the Lease for the period beginning on the date the Bank notifies the Landlord of the Bank's intent to enter upon the Premises and to possess the Collateral and ending on the date the Bank notifies Landlord that the Bank has completed its use of the Premises for the removal and/or sale or sales of the Collateral. The Landlord acknowledges that all Collateral removed from the Premises shall be free and clear of any lien, claim or interest of the Landlord.

  4. The Landlord warrants that the Landlord is not aware of any facts indicating that the Lease is in default. The Landlord agrees to give the Bank written notice of the termination of the Lease or the occurrence of any event which itself or which, with the giving of notice or the passage of time or both, would constitute a default under the Lease or which otherwise would or could result in the creation of any right or remedy of the Landlord to terminate the Lease or any lease covering all or any part of the Premises or to accelerate any rent due thereunder or to take possession of the Premises or any or all of the Collateral. The Landlord will provide the Bank ten (10) business days prior written notice of the intention of the Landlord to file a notice of distraint. Any and each such notice shall be sent by the Landlord to the Bank, Attention:
Mark W. Rutherford, Energy, Metals and Mining Segment, PNC Bank, National Association, One PNC Plaza, 2nd Floor, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707.

  5. The Bank may at any time and from time to time, without affecting the validity or effect of this Landlord's Waiver, extend the terms of payment of any or all of the indebtedness of the Tenant to the Bank, or alter the performance of any of the terms and conditions of any agreement, document or instrument evidencing or securing any or all of such indebtedness, without the consent of the Landlord and without giving notice thereof to the Landlord. The Bank's failure to comply with the notice provisions of this paragraph shall not constitute a breach of any contract or otherwise subject the Bank to any liability.

  6. THIS LANDLORD'S WAIVER SHALL BE CONSTRUED AND GOVERNED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. If any provision of this Landlord's Waiver shall be unenforceable under applicable law or under a holding of a court of competent jurisdiction, such provision shall be deemed ineffective and deleted to the extent of such unenforceability without affecting or impairing any other provision hereof.

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  7. The Landlord and the Tenant specifically acknowledge that by execution of this Landlord's Waiver they intend to create rights in favor of the Bank to enforce the terms of this Landlord's Waiver against the Landlord or the Tenant or both, and the Bank shall be justified in relying upon the terms and provisions of this Landlord's Waiver.

  8. The benefits and burdens of this Landlord's Waiver shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto, and no other person, firm, corporation or entity shall have or acquire any right, benefit, interest or priority under, or as a result of the existence of, this Landlord's Waiver. The Landlord hereby agrees to make this Landlord's Waiver known to any transferee of the Premises and any person who may have or acquire any right or interest in the Premises.

  9. This Landlord's Waiver may be executed in two or more counterparts, each of which when executed by the Tenant and the Landlord shall be regarded as an original; and all such counterparts shall constitute but one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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  IN WITNESS WHEREOF, the undersigned, with the intent to be legally bound hereby, have caused this Landlord's Waiver to be executed by their respective duly authorized officers as of the 30th day of January, 1998.

                                    TENANT:

WITNESS:                            UNIVERSAL STAINLESS & ALLOY
                                    PRODUCTS, INC., a Delaware corporation

/s/ Valorie P. Campbell                 /s/ Paul A. McGrath
________________________________    By:__________________________________ (SEAL)
Name:
                                            Paul A. McGrath
                                    Name:______________________________________

                                            Director Employee Relations/
                                            General Counsel
                                    Title:_____________________________________





WITNESS:                            PNC BANK, NATIONAL
                                    ASSOCIATION

/s/ Valerie Pleczkowski                  /s/ Mark W. Rutherford
________________________________    By:__________________________________ (SEAL)
Name:
                                             Mark W. Rutherford
                                    Name:______________________________________

                                             Vice President
                                    Title:_____________________________________





                                    LANDLORD:


WITNESS:                            ARMCO, INC.

/s/ J.E. Wagner, Jr.                      /s/ J. L. Bertsch
________________________________    By:__________________________________ (SEAL)
Name:
                                              James L. Bertsch
                                    Name:______________________________________

                                              Vice President
                                    Title:_____________________________________




BF 78644.4 - 01/28/98
000011 - 016885

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                                                            (Tenant)


COMMONWEALTH OF PENNSYLVANIA    )
                                )  SS:
COUNTY OF ALLEGHENY             )


  On this, the 25th day of February, 1998, before me, the undersigned officer, personally appeared Paul A. McGrath, who acknowledged himself to be the Corporate Secretary/General Counsel of UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC., a Delaware corporation, and that he as such Corporate Secretary/General Counsel, being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the Corporation by himself as Corporate Secretary/General Counsel.

  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                               /s/ Sharon M. Ennis
                                         ________________________________
                                                    Notary Public



My Commission Expires: September 10, 2001



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                                                            (Bank)


COMMONWEALTH OF PENNSYLVANIA      )
                                  )    SS:
COUNTY OF ALLEGHENY               )


  On this, the 30th day of January, 1998, before me, the undersigned officer, personally appeared Mark W. Rutherford, who acknowledged himself to be a Vice President of PNC Bank, National Association, a national banking association, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by himself as Vice President.

  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                 /s/ Mary K. DiNardo
                                          ________________________________
                                                    Notary Public



My Commission Expires: May 19, 2001



BF 78644.4 - 01/28/98
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                                                            (Landlord)


STATE OF PENNSYLVANIA                  )
                                       )  SS:
COUNTY OF ALLEGHENY                    )


  On this, the 20th day of February, 1998, before me, the undersigned officer, personally appeared James L. Bertsch, who acknowledged himself to be the Vice President of ARMCO, INC., and that he as such Vice President, being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by himself as Vice President.

  IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                               /s/ Janice L. Berger
                                         ________________________________
                                                    Notary Public



My Commission Expires: July 4, 1998



BF 78644.4   01/28/98
000011 - 016885